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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-88613, 333-55346 and 333-36440) of Viacom Inc. of our report dated June 18, 2002, relating to the financial statements of the Infinity Broadcasting Union Employees' 401(k) Plan, which appears in this
Form 11-K.



/s/ PricewaterhouseCoopers LLP



New York, New York
June 28, 2002